Migo Investor Overview

Presented By
Kent Heyman, CEO and Chairman
Rick Liebman, CFO

April 3, 2007

migo

Safe Harbor Provision

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this presentation that are not historical facts, including those statements that refer to Migo Software's plans, prospects, expectations, strategies, intentions, hopes and beliefs and the expected benefits of the use of Migo Software products are forward-looking statements. These forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings. These risks include, but are not limited to, risks related to: the effect of global economic conditions in general and conditions in the Company's industry and target markets in particular; shifts in supply and demand; commercialization and technological difficulties; capacity and supply constraints including dependence on flash component suppliers; changes in the Company's and its customers' inventory levels and in inventory valuations; timely product and technology development/upgrades and the ability to manage changes in market conditions as needed; market acceptance of new products and continuing product demand; the impact of competitive products and pricing on the Company's and its customers' products and markets; development, release and sales of new products by strategic suppliers and customers; and development and growth of anticipated markets for the Company's and its customers' products. Any forward-looking statements are based on information available to the company today and the company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise. Reference to the Company's website above does not constitute incorporation of any of the information thereon into this presentation.

The Migo Vision


24/7 Synchronization of all your Emails, photos, music and video library over the Internet (Migo NetSync)
Sync your important data to any portable device
Migo Software
2-Way PC-Sync for easy transfer and migration
Seamlessly backup and restore your data
BackUp
Recover Lost Data

migo

Migo 2007: Current Portfolio

- PC Optimization
- Backup + Recovery
- Security + Privacy
- Sync + Mobility



Registry Repair
BackUp
Recover Lost Data
Vault
Drive Washer
File Shredder
Migo Software
PC Transfer
XP Vista

Adding New '07 Features to Upgrade OEM Installed base:

- New Vertical Upgrades
- New Integrated High Value Suites

migo

Migo® is Widely Distributed


OEM
Partners
Kingston
TECHNOLOGY
SanDisk
EDGE
TECH | CORP
hp
.com
And more.
Retail
Distribution
STAPLES
TARGET
COSTCO
Office
DEPOT
COMPUSA
Fry's ELECTRONICS
OfficeMax
And more.

Select distribution partners

migo®

Kingston Relationship

"Adding Migo Software to our Data Traveler II significantly increased sales and allowed us to retain our profit margin in a highly competitive market with rapidly declining prices."

-Kingston Technology

- Kingston now #1 in USB market – 20+% market
- Huge expansion underway in SD Cards

Two Billion Unit Addressable Marketplace

- Migo Is Rapidly Becoming The Center of The "Connected Device" Landscape


USB Drives
SD Cards
PCs
Cameras
migo
Smart phones and PDAs
MP3 and other portable media players
Cell phones

Mushrooming Migo Distribution


Migo Unit Shipments
Migo Unit Shipments

- Additional USB drive and SD card distribution could dramatically impact brand exposure*

*Projections from current shipment, no new customers


Migo Unit Shipments
SD Card Unit Shipments
USB Unit Shipments

migo

Aligning Strategies To Scale:
Leveraging the Installed Base and Brand Exposure

- Ecommerce Revenue Growth
  - Q4 -- $16k
  - Q1 -- $205k
- Ecommerce Optimization: 2007
  - Material installed-base growth kicking-in
    - Newer OEM deals have eCommerce incentives to drive more shipments bundled with Migo software
    - Migo products now shipping have increasing ecommerce integration
  - New State-Of-The-Art Web Infrastructure in 2007
    - 24/7 uptime
    - 15 global currencies supported
    - Robust web data tools to help increase sales

Growth Metrics: 2005-2007

	2005	2006	2007
Revenues	$194K	$345K	$6.5-7.0 M
EBIT	($3.2 M)	($4.8M)	Positive by Q4
Devices	30K	2-3M	15M - 20M to more
Store Fronts	0	0	7,500+

Balance Sheet Highlights- 12/31/06

Cash-	$3.4 M
Debt-	-0-
Equity	$7.6 M
Market Cap	$17.5 Million

- 92 million shares
- 44 M options & warrants avg. @ .23\share

Migo- The Future

- Broad Portfolio of Technologies + Brands
  - Over 13 Patents Pending in Mobility Sector
- Squarely positioned to exploit the exploding demand for data mobility
- Structuring to scale and organizing around a material opportunity to upgrade a mushrooming installed-base

The Press & Migo

- *"…The amazing Migo, the OS-In-A-Box suite that is a hit with many mobile office operators…It is a way of carrying your settings with you no matter what computer you are using…"*

  Mobile Magazine, February 2007

- *"…Migo is a terrific little product that makes life simpler…"*

  Walt Mossberg, Wall Street Journal

- *"…Migo is a synch system that creates one or many virtual computers…I highly recommend it…"*

  John C. Dvorak, PC Magazine

Other Migo Awards